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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Alfredo J. De Lucrezia, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Baymont Corporation for the annual period ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Baymont Corporation.


                                  By:     /s/ Alfredo  J.  De  Lucrezia
                                          --------------------------------
                                  Name:   Alfredo  J.  De  Lucrezia
                                  Title:  CHIEF  EXECUTIVE  OFFICER  AND
                                          CHIEF  FINANCIAL  OFFICER
                                  Date:   May  1,  2003